Exhibit 99.3

Alico, Inc. Announces Appointment of New Chief Financial Officer, Election of Three New

Independent Directors, Reinstitution of Audit Committee, Reconfiguration of its Compensation

Committee and the

Resignation of J.D. Alexander from the Board

La Belle, FL., April 7, 2005 — Alico, Inc., (NASDAQ: ALCO), announced today that, at a meeting of its Board of Directors held on April 4, 2005, it promoted its controller Patrick W. Murphy to the position of Chief Financial Officer. Mr. Murphy has served as Alico’s controller since 2002 and previously served the Company first in its accounting department and then as its controller from 1992-1999. Mr. John Alexander, Alico’s Chairman and CEO, endorsed Mr. Murphy’s promotion to CFO, stating that “we are indeed fortunate to have someone who is both qualified and understands Alico and its business to step in and assume the responsibilities of our CFO upon Craig Simmons’ departure on April 15, 2005.” Mr. Simmons stated that he had worked with Mr. Murphy for many years and could “unequivocally attest to his enthusiasm, integrity and ability.” Mr. Murphy indicated that he expected to fill the controller position shortly and was excited about assuming the position of CFO. He stated that he was confident that the transition from Mr. Simmons to him was progressing smoothly and would be seamless.

The Alico Board also announced today that, at board meetings held on April 4 and April 6, 2005, the Board of Directors elected three new independent directors. These directors are:

Professor Gordon Walker, Chairman of the Department of Strategy and Entrepreneurship of Southern Methodist University. Dr. Walker, age 60, has an MBA and a Ph.D. from The Wharton School at the University of Pennsylvania. He received his undergraduate degree from Yale University. Prior to joining the faculty at Southern Methodist University, Dr. Walker was an Adjunct Associate Professor at Yale University and prior to that he served as an Assistant Professor at the Sloan School, Massachusetts Institute of Technology;

Mr. Charles Palmer, who has a long and distinguished career in the venture capital field and is currently President and Chief Executive Officer of North American Company, LLLP, a diversified holding company headquartered in Broward County Florida which participates in speciality acquisition funds through North American Funds and real estate development through Sea Ranch Properties, Inc. Mr. Palmer, age 63, acts as Chief Executive Officer of each of these Companies and holds the same position with North American Business Development Companies, L.L.C., a business entity that manages each of

Director Release Caution Disclaimer

Some of the statements in this press release include statements about future expectations. Statements that are not historical facts are “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Exchange Act and Section 27A of the Securities Act. These forward-looking statements, which include references to expected or hoped for results or actions with respect to the staff of the Nasdaq Stock Market or the Nasdaq heaing panel and the expectations of the Company with respect to finding new directors in addition to those announced today or the transition between our resigning and replacement CFO a re predictive in nature or depend upon or refer to future events or conditions which may not be achievable and, are subject to known, as well as, unknown risks and uncertainties that may cause actual results to differ materially from our expectations The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.

the specialty acquisition funds. He is also chairman of each of the businesses held in such funds which currently include: J&B Meats Corp. (a meat processor); Culinary Standards Corporation (frozen food manufacturer); Polymer Design Corporation (a liquid-resin parts manufacturer); Actown Electrocoil, Inc (manufacturer of custom electromagnetic devices); and PCT Interconnect (a quick-turn printed circuit board manufacturer). Mr. Palmer has served on numerous boards including the boards of SunTrust Bank of South Florida, NA a subsidiary of SunTrust Banks, Inc. (STI), the Board of the Performing Arts Center Authority of Broward County, and the Broward County Community Foundation. He holds an MBA from Northwestern University and a B.S. degree from Georgetown University.

Mr. Phillip S. Dingle, age 43, the immediate past Chairman and Chief Executive Officer of PlanVista Corporation (formerly HealthPlan Services Corporation, an NYSE company) headquartered in Tampa, Florida until its recent merger with ProxyMed, Inc. (PILL). Before assuming the position of Chief Executive Officer of HealthPlan Services, Mr. Dingle served as the Chief Financial Officer of that Company and as its Chief Counsel. Mr. Dingle holds an LLM in Taxation from New York University, a J.D. from the University of Florida and a B.A. in Business Administration and Accounting from the University of Notre Dame.

Mr. Gregory T. Mutz, Chairman of the Alico Nominating Committee, stated, “I am extremely pleased that we were able to attract individuals with the credentials, business experience and background of Gordon Walker, Charles Palmer and Phillip Dingle to the Alico Board. I look forward to the positive contributions and insights each will bring to Alico.”

Mr. John Alexander announced that Mr. J.D. Alexander had tendered his resignation as a director of the Company in accordance with his previously announced intentions. Mr. J.D. Alexander stated that as President and CEO of Atlantic Blue Trust, Inc., Alico’s largest stockholder, he remained committed to the success of Alico but felt that given his new responsibilities at ABT, and in the interests of separating the leadership of the two companies, it was in the best interest of both companies that he concentrate his efforts at ABT. The Board expressed its appreciation to Mr. J.D. Alexander for his service.

With the election of Dr. Walker, Mr. Palmer and Mr. Dingle, Alico has reinstated its Audit Committee which will consist of Mr. Mutz, Prof. Walker and Mr. Dingle. Mr. Mutz will serve as Chairman of the Audit Committee and as the Audit Committee Financial Expert. Mr. Palmer will serve on Alico’s Compensation Committee. Mr. Troutman has resigned from the Compensation Committee. The Board expects to add two more independent directors by the end of April. Chairman John Alexander reiterated Alico’s commitment to having a majority of independent directors and to being in compliance with all applicable regulations relating to board and committee composition. Mr. Alexander stated that once a full complement of directors is seated, the committee appointments will be reviewed and determined by the full Board. He also noted that the Nominating Committee would have acted sooner to recommend the election of replacement directors, but the Nominating Committee wanted to wait to give stockholders an opportunity to propose prospective nominees. In accordance with the previously announced policy of the Nominating Committee, the period for stockholders to provide information on prospective nominees expired March 31, 2005.

Mr. Mutz, Chairman of the Nominating Committee, noted that he was pleased that the Nominating Committee has been able to replace Alico’s independent directors with fully independent persons who are experienced, well qualified and will add valuable insight and judgment to both the Board and to Alico.

Director Release Caution Disclaimer

Some of the statements in this press release include statements about future expectations. Statements that are not historical facts are “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Exchange Act and Section 27A of the Securities Act. These forward-looking statements, which include references to expected or hoped for results or actions with respect to the staff of the Nasdaq Stock Market or the Nasdaq heaing panel and the expectations of the Company with respect to finding new directors in addition to those announced today or the transition between our resigning and replacement CFO a re predictive in nature or depend upon or refer to future events or conditions which may not be achievable and, are subject to known, as well as, unknown risks and uncertainties that may cause actual results to differ materially from our expectations The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.